UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 30, 2007

THE CLOROX COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07151	31-0595760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888

(Address of Principal Executive Offices) (Zip Code)

(510) 271-7000

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Amendment No. 1 amends the Current Report on Form 8-K filed by The Clorox Company (the “Company”) on December 3, 2007 (the “December 8-K”) related to the Company’s acquisition of Burt’s Bees Inc. (“BBI”). This Form 8-K/A amends the December 8-K to include the financial information required under Item 9.01. The information previously reported in the December 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

The audited Consolidated Financial Statements of BBI as of and for the years ended December 31, 2006 and 2005 are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The unaudited financial statements for BBI’S interim periods ended September 30, 2007 and 2006 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

(i)	Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended June 30, 2007.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Earnings for the three months ended September 30, 2007.

(iii)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007.

(iv)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Not applicable.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of BBI as of and for the years ended December 31, 2006 and 2005

99.2	Unaudited Condensed Consolidated Financial Statements of BBI as of and for the nine months ended September 30, 2007 and 2006

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Clorox Company

Date: February 12, 2008	By:	/s/ Laura Stein
Laura Stein
Senior Vice President – General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of BBI as of and for the years ended December 31, 2006 and 2005

99.2	Unaudited Condensed Consolidated Financial Statements of BBI as of and for the nine months ended September 30, 2007 and 2006

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

4